UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

LIGHTBRIDGE CORPORATION
(Name of Registrant as Specified in Its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

EXPLANATORY NOTE

The purpose of this Schedule 14A is to file a press release issued by Lightbridge Corporation (the “Company”) on September 12, 2022, urging shareholders to vote their shares ahead of the 2022 Annual Meeting.

2

FOR IMMEDIATE RELEASE

Lightbridge Announces Voting is Open, Urges Stockholders to Vote Now “FOR” Each Proposal at Upcoming Annual Meeting

•	Vote by phone at (877) 870-8565, if in North America, or +1-206-877-8565, if international, or by e-mail at ksmith@advantageproxy.com
•	Vote online at www.proxyvote.com
•	Deadline to vote: stockholders as of the close of business on August 29, 2022 need to vote by 11:59 p.m. Eastern Time on October 26, 2022

RESTON, Va., September 12, 2022 (GLOBE NEWSWIRE) – Lightbridge Corporation (Nasdaq: LTBR), an advanced nuclear fuel technology company, today reminded stockholders that the virtual Annual Meeting of Stockholders is scheduled for Thursday, October 27, 2022, at 11:00 a.m., Eastern Time and urges all stockholders to vote now. Stockholders are advised that because one of the voting proposals involves a proposed amendment to the Company’s Articles of Incorporation, the holders of a majority of outstanding shares of common stock must approve such a proposal.

Your Vote is Important - No Matter How Few or Many Shares You Own

For assistance with voting your shares, please contact Advantage Proxy, Inc. toll-free at 1-877-870-8565 or by e-mail at ksmith@advantageproxy.com.

The proxy materials for the Annual Meeting can be found online at https://materials.proxyvote.com/default.aspx?ticker=53224K.

Seth Grae, President & Chief Executive Officer of Lightbridge Corporation, commented, “The benefits of nuclear energy have come into focus over the last year like never before. The global growth of energy demand and the need for national energy security continue to drive momentum towards more nuclear industry-friendly policy decisions. Countries and companies worldwide are setting targets for achieving net-zero carbon emissions. The International Atomic Energy Agency estimates that reaching net-zero emissions will require more than doubling current nuclear power generating capacity.”

“Lightbridge is helping lead the way. We are making significant progress in developing Lightbridge Fuel™, which will drive shareholder value creation, but there is still much work to do. With your support, we are confident that Lightbridge will play a central role in the significant growth of nuclear power to meet energy security and climate goals. By voting “For” the proposals in the Annual Meeting proxy, we will be able to continue our progress,” concluded Mr. Grae.

3

Important Information

This communication may be deemed to be solicitation material in connection with the proposals to be considered at the Meeting. In connection with the proposals, the Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) on August 31, 2022. Shareholders are urged to read the definitive proxy statement and all other relevant documents filed with the SEC because they contain important information about the proposals. An electronic copy of the definitive proxy statement is available on the Company’s website at www.ltbridge.com/investors  and on the Company’s EDGAR profile at www.sec.gov.

About Lightbridge Corporation

Lightbridge (NASDAQ: LTBR) is an advanced nuclear fuel technology development company positioned to enable carbon-free energy applications that will be essential in preventing climate change. The Company is developing Lightbridge Fuel™, a proprietary next-generation nuclear fuel technology for small modular reactors, as well as existing large light-water reactors, which significantly enhances safety, economics, and proliferation resistance. To date, Lightbridge has been awarded twice by the U.S. Department of Energy’s Gateway for Accelerated Innovation in Nuclear program to support development of Lightbridge Fuel™. Lightbridge’s innovative fuel technology is backed by an extensive worldwide patent portfolio. Lightbridge is included in the Russell Microcap® Index. For more information, please visit: www.ltbridge.com.

To receive Lightbridge Corporation updates via e-mail, subscribe at https://www.ltbridge.com/investors/news-events/email-alerts

Lightbridge is on Twitter. Sign up to follow @LightbridgeCorp at http://twitter.com/lightbridgecorp.

For an introductory video on Lightbridge, please visit www.ltbridge.com or click here to watch the video.

Forward Looking Statements

With the exception of historical matters, the matters discussed herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated growth in the demand for nuclear energy, the timing and outcome of research and development activities and other steps to commercialize Lightbridge Fuel™. These statements are based on current expectations on the date of this news release and involve a number of risks and uncertainties that may cause actual results to differ significantly from such estimates. The risks include, but are not limited to: the Company’s ability to commercialize its nuclear fuel technology; the degree of market adoption of the Company’s product and service offerings; the Company’s ability to fund general corporate overhead and outside research and development costs; market competition; our ability to attract and retain qualified employees; dependence on strategic partners; demand for fuel for nuclear reactors, including small modular reactors; the Company’s ability to manage its business effectively in a rapidly evolving market; the availability of nuclear test reactors and the risks associated with unexpected changes in the Company’s fuel development timeline; the increased costs associated with metallization of our nuclear fuel; public perception of nuclear energy generally; changes in the political environment; risks associated with the further spread of COVID-19, including the ultimate impact of COVID-19 on people, economies, and the Company’s ability to access capital markets; risks associated with war in Europe; risks associated with limited availability of conversion and enrichment services for nuclear fuel production; changes in the laws, rules and regulations governing the Company’s business; development and utilization of, and challenges to, our intellectual property; risks associated with potential shareholder activism; potential and contingent liabilities; as well as other factors described in Lightbridge’s filings with the  Securities and Exchange Commission. Lightbridge does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements.

A further description of risks and uncertainties can be found in Lightbridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in its other filings with the Securities and Exchange Commission, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Statements”, all of which are available at http://www.sec.gov/ and www.ltbridge.com.

Investor Relations Contact:

Matthew Abenante, IRC

Director of Investor Relations

Tel: +1 (646) 828-8710

ir@ltbridge.com

4